                                                                EXHIBIT NO. 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report dated January 27, 1997, with respect to the consolidated financial statements of The Coca-Cola Bottling Company of New York, Inc. for the years ended December 31, 1996 and 1995, included in this report on Form 8-K of Coca-Cola Enterprises Inc. and incorporated by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below:

- Registration Statement No.33-18039 on Form S-8, as amended, dated October 21, 1987 and related Prospectus

- Registration Statement No.33-18495 on Form S-8, as amended, dated November 13, 1987 and related Prospectus

- Registration Statement No.33-38771 on Form S-8 dated January 31, 1991 and related Prospectus

- Registration Statement No.33-44448 on Form S-8 dated December 18, 1991 and related Prospectus

- Registration Statement No.33-48482 on Form S-8 dated June 17, 1992 and related Prospectus

- Registration Statement No.33-53219 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53221 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53223 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53225 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53227 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-53229 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No.33-54951 on Form S-8 dated August 5, 1994 and related Prospectus

- Registration Statement No.33-54953 on Form S-8 dated August 5, 1994 and related Prospectus

- Registration Statement No.33-58695 on Form S-8, as amended, dated May 18, 1995 and related Prospectus

- Registration Statement No.33-58697 on Form S-8, as amended, dated May 18, 1995 and related Prospectus

- Registration Statement No.33-58699 on Form S-8, as amended, dated May 18, 1995 and related Prospectus

- Registration Statement No.33-62757 on Form S-3, as amended, dated November 14, 1995 and related Prospectus

- Registration Statement No.33-65257 on Form S-8 dated December 21, 1995 and related Prospectus

- Registration Statement No.33-65261 on Form S-8 dated December 21, 1995 and related Prospectus

- Registration Statement No.33-65413 on Form S-8 dated December 27, 1995 and related Prospectus

- Registration Statement No.333-18569 on Form S-3 dated December 23, 1996 and related Prospectus

- Registration Statement No.333-26181 on Form S-8 dated April 29, 1997 and related Prospectus

- Registration Statement No.333-26173 on Form S-8 dated April 29, 1997 and related Prospectus



                                             /s/ ERNST & YOUNG LLP
Stamford, Connecticut
October 30, 1997



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